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                      SECOND AMENDMENT TO LEASE AGREEMENT
                      DATED JULY 31, 1990, BY AND BETWEEN
                       MARIANNA PARTNERS LIMITED AND WILD
                         OATS MARKET OF SANTA FE, INC.

         This Second Amendment to Lease Agreement (this "Amendment") is made effective as of February 2, 1995

         WHEREAS, Marianna Partners Limited, a New Mexico limited partnership, and Wild Oats Market of Santa Fe, Inc., a Colorado corporation, executed that certain Lease Agreement dated July 31, 1990 (the "Lease" pertaining to certain real property and improvements located within the City of Santa Fe, Santa Fe County, New Mexico; and

         WHEREAS, CAMPR Partners, Ltd. (hereinafter referred to as "CAMPR" or "Landlord") the successor by merger to Marianna Partners Limited (hereinafter referred to as "Landlord") and Wild Oats Markets, Inc., a Colorado corporation (hereinafter referred to as "Wild Oats" or "Tenant"), is the successor by merger to Wild Oats Market of Santa Fe, Inc., executed that certain first Amendment to Lease Agreement dated August 1, 1992; and

         WHEREAS, Tenant hereby desires to construct, at Tenant's sole cost and expense, an addition to the front of the Building in the Original Premises (hereinafter "Expansion Space"), all as more particularly described on Exhibit E-1, a copy of which is attached hereto and incorporated herein; and

         WHEREAS, in conjunction with said proposed expansion by Tenant and as consideration for Landlord's approval of such proposed expansion, the parties agree to amend the Lease as hereinafter set forth.

         NOW THEREFORE, it is agreed as follows:

1.       The following sentence is added to the end of Section 1.02 of the
         Lease:

         "(f)"Expansion Space" means that space described on Exhibit E-1 attached hereto and incorporated herein."

2. Section 2.02 of the Lease is deleted in its entirety and the following provision is substituted therefor:

         "Section 2.02. Term. The term of this Lease as it pertains to the Original Premises, the Additional Land and the Expansion Space shall run for thirteen (13) years from and after the first day of the month following the Site Improvement Completion Date (as defined in Section
         16.17 hereof)."
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3.       The parties agree that the Site Improvement Completion Date occured on
         April 1, 1993.

4.       Section 16.19 of the Lease is deleted in its entirety.

5.       Section 16.20 of the Lease is deleted in its entirety.

6. Section 2.03 of the Lease is hereby amended by deleting the first sentence thereof and substituting the following: "Provided that Tenant is not in default in respect to any provision of this lease, Tenant shall have the right to extend the term of this Lease for twelve (12) additional periods of five (5) years each, provided, however, that written notice is given to Landlord of such intention to extend the Lease six (6) months prior to the applicable expiration date."

7.       Section 4.03 of the Lease is deleted in its entirety.

8. The parties acknowledge that Subsection 16.17(b) of the Lease has been fully performed and that both parties have complied with their obligations thereunder.

9. Pursuant to Subsection 16.17(e)(i), Landlord hereby grants approval of the plans, drawings and related documents related to the Expansion Space indentified as pages 1 through 13 of drawings prepared by De la torre Rainhart P.A. Architects dated November 10, 1994. Pursuant to Subsection 16.17(e)(ii), Landlord recognizes that Tenant has not obtained any of the reports listed in the subsection.

10. The parties hereby ratify and confirm that the Lease and First Amendment are in full force and effect and are modified only as specifically set forth in this Second Amendment.

                                          CAMPR PARTNERS, LTD,

                                          By:  Sanders Partners Incorporated,
                                               Its: General Partner

                                          By:      /s/ OFFICER OF SANDERS
                                                       PARTNERS INCORPORATED
                                             -------------------------------
                                          Title:   Vice President
                                                ----------------------------

                                          Date:    02/02/95
                                               -----------------------------
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                                          WILD OATS MARKETS, INC,
                                          SUCCESSOR BY MERGER TO WILD OATS
                                          MARKET OF SANTA FE, INC.

                                          By:     MICHAEL C. GILLILAND
                                             -------------------------------
                                          Title:  VICE PRESIDENT
                                                ----------------------------
                                          Date:   02/02/95
                                               -----------------------------

Consent of Guarantors - The undersigned Guarantors hereby acknowledge and consent to this Amendment and agree that the guarantee of the Lease, as amended by the First Amendment and this Amendment shall remain in full force and effect and are hereby ratified and confirmed.


                                          /s/ MICHAEL GILLILAND
                                          ----------------------------------
                                              Michael Gilliland


                                          /s/ ELIZABETH COOK
                                          ----------------------------------
                                              Elizabeth Cook